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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) of THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 26, 1997

                               i-STAT CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                      0-19841             22-2542664
          ----------                     -------             ----------
(State or other jurisdiction of        (Commission        (I .R.S Employer
incorporation or organization)         file number)       Identification No .)

                   303A College Road East, Princeton, NJ 08540
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                    (Address of Principal Executive Offices)

                                 (609) 243-9300
                                 --------------
               (Registrant's telephone number including area code)




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Item 5. Other Events.

         On June 26, 1997, i-STAT Corporation (the "Company") issued and sold to accredited investors 1,850,000 shares (the "Shares") of the Company's common stock, par value $.15 per share. The aggregate offering price for the Shares was $24,512,500. The Shares were issued pursuant to Section 4(2) and Rule 505 of Regulation D promulgated under the Securities Act of 1933. Allen & Company, Incorporated acted as placement agent for the Shares and was paid $1,225,625 in fees for its services as placement agent.

         The Company has agreed to register the resale of the Shares with the Securities and Exchange Commission.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, i-STAT Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               i-STAT CORPORATION

                          By : /s/ Roger J. Mason
                               ------------------------------
                                Roger J. Mason
                                vice President of Finance, Treasurer
                                and Chief Financial Officer

Date: July 1, 1997



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